6955992.v6 AMENDMENT NO. 4 TO CREDIT AGREEMENT AND CONSENT This Amendment No. 4 to Credit Agreement and Consent dated to be effective as of May 15, 2025 (the “Amendment”), is entered into by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation (“MAC”), Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Existing Borrowers” and individually as an “Existing Borrower”), Royal Aircraft Services, LLC, a Maryland limited liability company (“Royal Aircraft”; and together with the Existing Borrowers being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation (“Air T”), in its separate capacities as “Loan Party Agent” and “Guarantor” (as defined in the Original Agreement, hereinafter defined), and Alerus Financial, National Association (the “Lender”). RECITALS: A. The Existing Borrowers, the Loan Party Agent and the Lender are parties to that certain Credit Agreement dated as of August 29, 2024, as amended by that certain Amendment No. 1 to Credit Agreement and Other Loan Documents dated as of January 21, 2025, by that certain Amendment No. 2 to Credit Agreement and Consent dated as of February 21, 2025, and by that certain Amendment No. 3 to Credit Agreement dated as of March 31, 2025 (as so amended, the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Existing Borrowers under the terms and conditions set forth therein. B. The Existing Borrowers have requested that: (1) the Lender consent, notwithstanding the prohibitions set forth in Section 7.04 of the Original Agreement to the purchase by MAC of all of the issued and outstanding membership interests of Royal Aircraft; (2) the Lender permit Royal Aircraft to become a “Borrower” party to the Original Agreement; and (3) the Lender provide Borrowers a term loan in the original principal amount of up to $1,050,000 to finance a portion of consummating such acquisition. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing requests of the Existing Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Amendments.

2 (a) The definition of the term “Maturity Date” appearing in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows: “ ‘Maturity Date’ means, the earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Overline Termination Date for Overline Loans, (ii) the Revolving Credit Termination Date for the Revolving Credit Loans; (iii) August 15, 2029 for Term Loan A; or (iv) May 15, 2030 for Term Loan C. (b) Section 1.01 of the Original Agreement is hereby amended by inserting the following new definitions of the terms “Fourth Amendment”, “Fourth Amendment Effective Date”, “Royal Aircraft”, “Royal Aircraft Transaction”, “Royal Aircraft Transaction Documents”, “Term Loan C”, “Term Loan C Commitment”, “Term Loan(s)”, “Term Note C, and “Term Note(s)” in the appropriate alphabetical order: “‘Fourth Amendment’ means that certain Amendment No. 4 to Credit and Consent dated to be effective as of May 15, 2025, by and between the Loan Parties and the Lender, amending this Agreement. ‘Fourth Amendment Effective Date’ means the ‘Effective Date’ of the Fourth Amendment, as such term is defined therein. ‘Royal Aircraft’ means Royal Aircraft Services, LLC, a Maryland limited liability company. ‘Royal Aircraft Transaction’ means the purchase by MAC of all of the issued and outstanding membership interests of Royal Aircraft for total consideration of not more than $1,050,000.00, subject to any adjustments, pursuant to the Royal Aircraft Transaction Documents. ‘Royal Aircraft Transaction Documents’ means the documents executed in connection with the Royal Aircraft Tranaction, including, without limitation the documents listed on Schedule A to the Fourth Amendment. ‘Term Loan C’ means the Loan described in Section 2.01(c). ‘Term Loan(s)’ means, individually or collectively, as the context requires, Term Loan A, Term Loan C and each other term Loan now or hereafter made by Lender to the Borrowers. ‘“Term Loan C Commitment” means $1,050,000, and as the context may require, the agreement of the Lender to make the Term Loan C to the Borrowers up to the amount of the Term Loan C Commitment on the Fourth Amendment Effective Date subject to the terms and conditions of this Agreement.

3 ‘Term Note C’ means the promissory note of the Borrowers described in Section 2.05(c), in the form provided by the Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note. ‘Term Note(s)’ means, individually or collectively, as the context requires, Term Note A, Term Note C and each other promissory note of the Borrowers now or hereafter issued to evidence a Term Loan. (c) Section 2.01 of the Original Agreement is hereby amended by inserting a new Section 2.01(c) immediately after Section 2.01(b) to read as follows: “ (c) Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrowers herein, the Lender agrees to make a loan (the “Term Loan C”) in the amount of the Term Loan C Commitment to the Borrowers at the Lender’s office in Eagan, Minnesota in immediately available funds on the Fourth Amendment Effective Date.” (d) Section 2.05 of the Original Agreement is hereby amended by inserting a new Section 2.05(d) immediately after Section 2.05(c) to read as follows: “ (d) The Term Loan C shall be evidenced by the Term Note C in the amount of Term Loan C when made. The Term Loan C shall mature and be payable in accordance with the provisions of the Term Note C. The Lender shall enter in its records the amount of the Term Loan C, the rate of interest borne on the Term Loan C and the payments of the Term Loan C received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error.” 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Loan Party; (b) an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by the Lender, duly executed by the Borrowers; (c) Term Note C, in the form provided by the Lender, duly executed by the Borrowers; (d) a certificate of the secretary of each Borrower in the form provided by the Lender, appropriately completed and duly executed by such Borrower’s secretary; (e) an Acknowledgment and Agreement, in the form provided by the Lender,

4 duly executed by Air T in its capacity as Guarantor; (f) a Joinder to Security Agreement document, in the form provided by the Lender, duly executed by Royal Aircraft; (g) a Collateral Assignment of Purchase Agreement document with regards to the Royal Aircraft Transaction Documents, in the form provided by the Lender, duly executed by MAC; (h) a Collateral Assignment of Leases document, in the form provided by Lender, duly executed by Royal Aircraft; (i) UCC, tax, and judgment lien search results against the property of Royal Aircraft evidencing the absence of Liens on its assets; (j) a signed copy of each of the Royal Aircraft Transaction Documents, together with evidence satisfactory to the Lender that: (i) all conditions precedent to the consummation of the Royal Aircraft Transactions have been satisfied or waived; (ii) all necessary regulatory approvals to the consummation of the Royal Aircraft Transactions have been obtained; (iii) no litigation exists relating to the Royal Aircraft Transactions; and (iv) contemporaneously with MAC’s payment of the purchase price set forth in the Royal Aircraft Purchase Agreement, the Royal Aircraft Transactions will be consummated in full in accordance with the terms of the Royal Aircraft Transaction Documents; (k) an amendment fee in the amount of $5,250.00, payable in immediately available funds; and (l) such other documents, instruments and certificates as the Lender may reasonably request. 4. Joinder. Royal Aircraft hereby joins the Existing Borrowers as the “Borrowers” party to the Original Agreement, and as a result of such joinder, Royal Aircraft: (a) expressly assumes and agrees to perform, observe and confirm all and singular, the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of the Borrowers under the Original Agreement and the other Loan Documens; (b) accepts and assumes any and all liability of the Existing Borrowers relating to any representation or warranty made by the Existing Borrowers therein and represents and warrants to the Lender that each of the representations and warranties in the Original Agreement applicable to it as a Borrower is true and correct as of the date hereof as though made by Royal Aircraft on the date hereof; and (c) agrees to perform and observe all the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of a “Borrower” under the Original Agreement and the Notes and the other Loan Documents as if it were an original

5 signatory thereto. 5. Representations and Warranties. To induce the Lender to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Lender as follows: (a) The execution, delivery and performance by the Borrowers, the Borrowers’ Agent and the Guarantor of this Amendment and each other Loan Document have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of any such Person’s formation or governance documents, any agreement binding on or applicable to any such Person or any such Person’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to any such Person or of any such Person’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to any such Person or any such Person’s property; (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Loan Parties shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, most recently delivered to the Lender pursuant to Section 6.01(a), 6.01(b) or 6.01(c) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give any Loan Party the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Loan Party is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Before and after giving effect to this Amendment, there does not exist any Default or Event of Default. 6. Release. The Borrowers, the Borrowers’ Agent and the Guarantor jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings,

6 debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which any of the Borrowers, the Borrowers’ Agent or the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Loan Parties in connection with the Loan Documents and the transactions related thereto 7. Consent to Royal Aircraft Transaction. The Lender hereby consents, on the Effective Date of this Amendment, notwithstanding the prohibition of Section 7.04 of the Credit Agreement against the making of any Investments other than as set forth therein, to the consummation of the Royal Aircraft Transaction in accordance with the Royal Aircraft Transaction Documents. The Bank’s consent provided in this Section 7 is expressly limited to the Royal Aircraft Transaction and is not intended, and shall not be construed, to be a general waiver of the covenant set forth in Section 7.04 of the Credit Agreement or of any other terms or provisions of the Credit Agreement or any other Loan Document. 8. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in: (i) the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; (ii) any Loan Document to “the Revolving Credit Note,” “thereunder,” “thereof,” “therein” or words of like import referring to the Revolving Credit Note shall include a reference to the A&R Revolving Credit Note executed and delivered by the Borrowers pursuant to this letter amendmentand (iii) any Loan Document to the term “Borrowers” shall be deemed to include a reference to Royal Aircraft as a Borrower. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. 9. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from

7 and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 10. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 12. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page; provided, that each of the undersigned agree to promptly deliver to Lender original signed counterparts of this Amendment upon request by Lender. 13. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGES FOLLOW]

Schedule A Royal Aircraft Transaction Documents 1. Membership Interest Purchase Agreement dated as of May 15, 2025, by and among MAC, Pamela R. Heffernan, Charles A. Heffernan, Jr., and GAMA Capital, Ltd., a Texas limited liability company. 2. Transition Services and Consulting Agreement dated as of May 15, 2025, by and between Royal Aircraft and Charles A. Heffernan, Jr. 3. Transition Services and Consulting Agreement dated as of May 15, 2025 by and between Royal Aircraft and Pamela R. Heffernan.